EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Liang, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Super Micro Computer, Inc. on Form 10-K for the year ended June 30, 2016, as filed with the Securities and Exchange Commission on the date thereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Super Micro Computer, Inc.

Date:	August 26, 2016	/s/ CHARLES LIANG
Charles Liang President and Chief Executive Officer (Principal Executive Officer)